--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                               SemiAnnual Report

                      Florida Insured Intermediate Tax-Free
--------------------------------------------------------------------------------

                                 August 31, 1996
--------------------------------------------------------------------------------
Report Highlights
================================================================================

     * The last six months gave back the bond market gains of the prior six months as the economy grew stronger and expectations of further easing by the Federal Reserve evaporated.

     * Florida's economy and finances remained in good shape, but borrowings for new projects and services increased further.

     * The Florida Insured Intermediate Tax-Free Fund posted a negative 0.09% return for the past six months, in line with its peer group average, while the solid 12-month return of 3.77% exceeded the average.

     * Our strategy focused on reducing exposure to rising interest rates and increasing investments in higher-yielding sectors of the Florida market.

     * The Fed may tighten monetary policy in the next few months. We expect to manage the fund with a cautious outlook on municipal bond prices, focusing on improving income when we can.

--------------------------------------------------------------------------------
Fellow Shareholders
--------------------------------------------------------------------------------

     The last six months saw the fixed income markets give back the gains realized during the prior six months, as the economy strengthened and market expectations of further easing by the Federal Reserve evaporated. Although the municipal market declined less than the taxable market after the issue of tax reform faded, six-month municipal returns were virtually flat.

--------------------------------------------------------------------------------
MARKET ENVIRONMENT
--------------------------------------------------------------------------------
     The economy regained strength in 1996 after slowing in 1995, with only a modest pickup in inflation. Stronger growth alone was enough to reverse expectations of any further Federal Reserve easing after two interest rate cuts in the second half of 1995 and one earlier this year. While the Fed has not yet tightened in 1996, it adopted a bias toward tightening in July. Market rates rose in anticipation of tighter monetary policy.

[Yield Chart showing 30-year AAA GO, 5-Year AAA GO, and 1-year MIG1 note from
 8/31/95 through 8/31/96]

     Most of the adjustment in interest rates occurred in the first quarter of 1996. The 30-year Treasury bond, which reached the 6% level at the end of 1995, backed up to 6.75% in the first quarter and has since traded within a range of approximately 6.75% to 7.25%.

     In the municipal market, rates rose roughly 50 basis points (100 basis points equal one percent) from the lowest point reached in early 1996, but not as high as the levels of late 1994. Long-term, high-grade general obligation bonds yielded 5.75% on August 31, 1996, versus 5.45% six months ago and 5.85% a year ago. Five-year, high-grade bonds were 25 basis points higher in yield than in August 1995. Very short-term rates (less than 90 days) moved lower over the past year, while one-year rates ended the last 12 months unchanged at 3.9% but 65 basis points higher than six months ago. The net result over the past six months was a higher and flatter yield curve.

     All was not doom and gloom in the municipal bond market over the past six months. The fading of tax reform concerns caused the municipal market to outperform taxable markets by a wide margin. As rates approached and then exceeded 6%, strong retail demand for municipals provided support for the market. Last summer, long-term municipal yields equaled 90% or more of comparable taxable yields; this year, yields moved down to 81% of taxable alternatives, allowing the municipal market to regain the ground it lost.

     Florida's economy has remained healthy so far this year, generating job and personal income growth in line with the national economy. Nonfarm employment growth averaged 3.1% during the first half of 1996, and the June unemployment rate of 5% - the state's lowest since September 1988 - was a bit below the national average. Tourism remained strong, with 10.3 million visitors during the first half.

     Florida's financial position was also strengthened by further additions to its reserves and budget stabilization fund. Nevertheless, the state faces a challenge in finding ways to finance increasing social needs, particularly for school districts whose enrollments are projected to increase 20% over the next five years. Although Florida's bond issuance rose only 7.5% through August of this year, that increase came on top of a 29% rise in 1995. In addition, the state's current budget authorizes roughly $1 billion of bonds for various needs. Florida's net tax-supported debt, currently at $9 billion, has been growing but remains manageable.

--------------------------------------------------------------------------------
Performance and Strategy Review
--------------------------------------------------------------------------------

                             Performance Comparison
================================================================================

Periods Ended 8/31/96           6 Months  12 Months
---------------------           --------  ---------

Florida Insured
Intermediate Tax-Free Fund        -0.09%    3.77%

Lipper Florida Intermediate
Municipal Debt Funds Average      -0.10     3.37

================================================================================

     Reflecting the difficult market of the past six months, your fund's share price declined $0.26, most of which was offset by income of $0.23 per share for a slight negative return of less than a tenth of a percent. This was in line with the fund's Lipper peer group average, as shown in the table. For the 12 months ended August 31, however, we are pleased to report that your fund outperformed the average Florida intermediate municipal fund.

     Our strategy for the six-month period focused on reducing exposure to rising interest rates and increasing holdings of higher-yielding securities. We sought to limit the negative effects of rising interest rates in three ways. First, we sold lower- and current-coupon bonds because their prices fall faster than above-market (premium) coupon bonds when rates are rising. Second, we shortened the fund's weighted average maturity and duration. (Duration is a more accurate measure than maturity of a fund's price sensitivity to interest rate changes.) And finally, we established a position in housing bonds, which are generally less sensitive to interest rate fluctuations.

     We also took steps to increase our holdings in higher-yielding sectors of the Florida insured market. With insured bond issuance running 40% above 1995's level in a rising and volatile rate environment, prices in this market came under pressure from time to time. We took advantage of this excellent opportunity by increasing our positions in the more yield-oriented sectors, especially hospitals, solid waste, and housing, as shown in the Sector Diversification table following this letter.

--------------------------------------------------------------------------------
Outlook
--------------------------------------------------------------------------------
     The last six months have seen a major change in the outlook for the economy, causing a shift in the shape and level of the municipal yield curve. The risk of an overheating economy has grown, and the Fed will likely nudge rates higher to cool things down in coming months. The current expansion is now over five years old, roughly twice the length of an average expansion prior to 1982. However, old age is not a cause for an expansion to end. There is no reason why the current expansion could not continue if interest rates are high enough to restrain inflation, yet low enough to keep unemployment at bay.

-----------------------------
Little has changed . . .
in terms of interest rate
levels, but much has changed
about market psychology.
=============================

     Little has changed from a year ago in terms of interest rate levels, but much has changed about market psychology. A year ago, this market was consumed with worries about the impact of tax reform proposals on municipal bonds, and it was convinced the economy was slowing down. Today, tax reform is on the back burner and the economy has picked up steam.

     As mentioned, we believe the Fed is likely to raise short-term rates, a move that is at least partly discounted by the market. Municipal securities have performed well this year in relation to their taxable counterparts, resulting in lower yield relationships (as a percent of taxable yields) that will be difficult to improve upon. An expected pickup in supply again after a quiet summer may also put some pressure on the municipal market.

     For these reasons, we expect to continue managing the fund with a cautious perspective on interest rates, trying to add performance value both through credit research and by taking advantage of trading ranges.

Respectfully submitted,



William T. Reynolds
President and Chairman of the Investment Advisory Committee
September 20, 1996

--------------------------------------------------------------------------------
Keeping Taxes To A Minimum
================================================================================

     As the saying goes, it's not what you earn but what you keep that counts. The ability to provide tax-exempt income is the chief appeal of municipal bond funds, and investors in higher tax brackets often find these funds advantageous. Some funds invest in securities that offer the triple benefit of being free from federal, state, and local taxes.

     Investors should remember, however, that the total return on most municipal bond funds may not be entirely tax-free. To avoid federal income taxes, municipal funds must distribute all of their capital gains to shareholders each year. These distributions are fully taxable. On infrequent occasions, municipal funds may also purchase securities whose income is taxable, if permitted by the prospectus.

     Therefore, to judge accurately how well a fund minimizes taxes, investors should focus not just on income but on the gain or loss from the sale of securities, since both components make up total return. A fund's overall tax efficiency -- the percentage of its return that actually winds up in shareholders' pockets -- is calculated by dividing its after-tax total return by its pretax total return. For example, an optimum tax effi-ciency of 100% would indicate that these two returns were equal -- the shareholders paid no taxes. In reality, most municipal funds fall somewhat below this level due primarily to taxable capital gain distributions.

     At T. Rowe Price, our main goal in managing municipal bond portfolios is to provide competitive total return performance. At the same time, we strive to minimize capital gain distributions and other factors that would saddle our shareholders with taxes. "We don't allow tax considerations to drive our portfolio management, but we remain sensitive to taxes in our overall approach to management," says Mary J. Miller, Director of T. Rowe Price's Municipal Bond Department.

-----------------------------
WE REMAIN SENSITIVE TO TAXES
IN OUR OVERALL APPROACH . . .
=============================

     Inevitably, there are times when market conditions necessitate the sale of a security despite the tax consequences. However, we are generally able to offset capital gains with losses incurred on the sale of other securities. Under Internal Revenue Service rules, losses can be carried for up to eight years to offset gains. "Our goal is to minimize capital gains by offsetting them with losses, so there would be no taxable event to the shareholder," says Ms. Miller.

     While not intentionally pursuing losses, T. Rowe Price aims to take advantage of them when they occur. For instance, when municipal bond prices have reached a cyclical low, we may sell some securities that are trading below our purchase price and reinvest the proceeds in higher-yielding securities. That strategy enhances the fund's income and also provides a tax loss that can be employed anytime in the following eight years to offset capital gains.

     According to Morningstar,* the Florida Insured Intermediate Tax-Free Fund's average tax efficiency rating for the three-year period ended August 31, 1996, was 98.7%. While our foremost goal is to provide competitive total returns, we will continue to do our best to limit the amount of money you have to surrender to the IRS.

--------------------------------------------------------------------------------
     * Although data are gathered from reliable sources, completeness and accuracy cannot be guaranteed.

--------------------------------------------------------------------------------
Portfolio Highlights
================================================================================

Key statistics
                                                             2/29/96     8/31/96

Price Per Share ......................................   $   10.61    $   10.35
Dividends Per Share
     For 6 months ....................................        0.23         0.23
     For 12 months ...................................        0.47         0.46

Dividend Yield *

     For 6 months ....................................        4.41%        4.37%
     For 12 months ...................................        4.52         4.43
Weighted Average Maturity (years) ....................        8.4          7.5
Weighted Average Effective Duration (years) ..........        5.8          5.7
Weighted Average Quality ** ..........................         AA           AA

* Dividends earned and reinvested for the periods indicated are annualized and divided bythe average daily net asset values per share for the same period.

**   Based on T. Rowe Price research.

================================================================================


--------------------------------------------------------------------------------
Portfolio Highlights
================================================================================
SECTOR Diversification
                                                          Percent of  Percent of
                                                          Net Assets  Net Assets
                                                             2/29/96     8/31/96

Dedicated Tax Revenue ..................................          7%         19%
Prerefunded Bonds ......................................         23          16
Water and Sewer Revenue ................................         11          12
Air and Sea Transportation Revenue .....................         14          11
General Obligation-Local ...............................         12          11
Lease Revenue ..........................................          7           7
Nuclear Revenue ........................................          4           6
Ground Transportation Revenue ..........................          5           5
Hospital Revenue .......................................         --           4
Solid Waste Revenue ....................................         --           4
Housing Finance Revenue ................................         --           3
All Other ..............................................         14           1
Other Assets Less Liabilities ..........................          3           1

Total ..................................................        100%        100%

================================================================================

--------------------------------------------------------------------------------
Performance Comparison
================================================================================

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC graph showing, Lehman 7-year GO, Lipper Florida Intermediate Municipal debt funds average and Florida Insured Intermediate Tax-Free Fund.]

--------------------------------------------------------------------------------
Average Annual Compound Total Return
================================================================================

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since     Inception
Periods Ended 8/31/96         1 Year        3 Years       Inception      Date
--------------------------------------------------------------------------------
Florida Insured Inter-
mediate Tax-Free Fund          3.77%         4.47%          5.56%       3/31/93
--------------------------------------------------------------------------------
Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

Financial Highlights
Unaudited
                                 For a share outstanding throughout each period

                         6 Months            Year                       3/31/93
                            Ended           Ended                         to
                          8/31/96         2/29/96        2/28/95        2/28/94
                          -------         -------        -------        -------
NET ASSET VALUE

Beginning of period      $   10.61     $    10.14     $    10.30     $    10.00

Investment activities
    Net investment income    0.23*          0.47*          0.43*          0.37*

    Net realized and
    unrealized gain (loss)  (0.24)          0.47          (0.14)          0.31

    Total from
    investment activities   (0.01)          0.94           0.29           0.68

Distributions
    Net investment income   (0.23)         (0.47)         (0.43)         (0.37)
    Net realized gain       (0.02)             --         (0.02)         (0.01)

    Total distributions     (0.25)         (0.47)         (0.45)         (0.38)

NET ASSET VALUE

End of period           $    10.35     $    10.61     $    10.14     $    10.30
================================================================================

Ratios/Supplemental Data

Total return                (0.09)%*       9.41%*         3.01%*         6.84%*

Ratio of expenses to
average net assets           0.61%*+       0.60%*         0.60%*         0.60%*+

Ratio of net investment
income to average
net assets                  4.40%*+        4.47%*         4.38%*         3.57%*+

Portfolio turnover rate     96.1%+         98.7%          140.5%         70.6%+

Net assets, end of period
(in thousands)         $    67,515    $    67,260    $    51,922    $    37,868

     * Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/97.

     +    Annualized.

The accompanying notes are an integral part of these financial statements.

================================================================================

Statement of Net Assets
Unaudited August 31, 1996
                                                             Par     Value
                                                             In thousands
--------------------------------------------------------------------------------
FLORIDA  92.8%

Brevard County HFA, Holmes Regional Medical Center
           5.20%, 10/1/05 (MBIA Insured) ..............    $ 2,000   $2,010

Charlotte County, Utility
           6.875%, 10/1/21 (FGIC Insured)
           (Prerefunded 10/1/01+) .....................      2,000    2,230

Dade County
     Aviation, 5.40%, 10/1/03 (MBIA Insured) * ........      1,140    1,172
     Resource Recovery Fac ............................
           6.00%, 10/1/06 (AMBAC Insured) * ...........      2,500    2,611

Dade County School Dist., GO, 5.50%, 8/1/04 (MBIA Insured)   2,000    2,075

Duval County School Dist., GO
           6.125%, 8/1/04 (AMBAC Insured) .............      2,000    2,151

Florida Division of Bond Fin ..........................
     Dept. of Environmental Preservation
          5.50%, 7/1/07 (AMBAC Insured) ...............      2,000    2,032
          6.00%, 7/1/06 (MBIA Insured) ................      4,350    4,642

Florida Housing Fin. Agency
     Multi-Family Housing
          5.80%, 2/1/08 ...............................      1,000    1,009
          5.80%, 8/1/08 ...............................      1,000    1,009

Florida Municipal Power Agency
     All - Requirements Power Supply
           6.25%, 10/1/21 (AMBAC Insured)
           (Prerefunded 10/1/02+) .....................      1,700    1,858

     Stanton II Project, 6.50%, 10/1/20 (AMBAC Insured)
           (Prerefunded 10/1/02+) .....................      1,230    1,364

Florida State Dept. of Corrections
     Okeechobee Correctional
          5.70%, 3/1/01 (AMBAC Insured) ...............      1,355    1,411
          5.80%, 3/1/02 (AMBAC Insured) ...............      1,005    1,054

Florida Turnpike Auth .................................
          5.50%, 7/1/03 (AMBAC Insured) ...............      2,000    2,078
          5.50%, 7/1/05 (AMBAC Insured) ...............      1,000    1,034

Gainesville Utilities Systems, 6.40%, 10/1/05 .........      1,500    1,629

Hillsborough County

     Environmentally Sensitive Lands Acquisition and
     Protection, 6.20%, 7/1/05 (AMBAC Insured) ........    $ 1,485   $1,589

     Improvement Program
           6.00%, 8/1/04 (FGIC Insured) ...............      1,895    2,027

     Tampa Port Auth., 6.50%, 6/1/04 (FSA Insured) * ..      2,000    2,179

Hillsborough County IDA, PCR, Tampa Electric Co. ......
           VRDN (Currently 4.00%) * ...................        700      700

Hillsborough County School Dist., GO
           7.00%, 8/15/05 (MBIA Insured) ..............      1,500    1,706

Hollywood, Water and Sewer
           6.875%, 10/1/21 (FGIC Insured)
           (Prerefunded 10/1/01+) .....................      3,100    3,457

Indian Trace Community Dev. Dist ......................
     Basin 1 Water Management
          5.50%, 5/1/06 (MBIA Insured) ................      1,215    1,248
          5.50%, 5/1/07 (MBIA Insured) ................        550      558
          VRDN (Currently 3.35%) (MBIA Insured) .......        500      500

Jacksonville, Water and Sewer, 6.00%, 10/1/04
           (MBIA Insured)                                    1,845    1,975

Jacksonville Beach Utilities
           6.75%, 10/1/20 (MBIA Insured)
           (Prerefunded 10/1/01+) ................             500      555

Jacksonville HFA
     Baptist Medical Center
           VRDN (Currently 3.95%)
           (MBIA Insured) ........................             400      400

     New Children's Hosp. at Baptist Medical Center
           VRDN (Currently 4.00%) ................             400      400

Jacksonville, PCR, Florida Power and Light
           VRDN (Currently 3.75%) ................             300      300

Lee County School Board, COP, 6.30%, 8/1/01 (FSA Insured)    2,000    2,137

Manatee County, Public Utilities
           6.75%, 10/1/05 (MBIA Insured) .........           2,000    2,247

Orange County, Public Service Tax
           5.60%, 10/1/07 (FGIC Insured) .........             500      513

Orlando Utilities Commission, Water and Electric
           6.50%, 10/1/20 (Prerefunded 10/1/01+) .         $ 1,385  $ 1,522

Palm Beach County
          GO, 4.60%, 7/1/07 ......................           1,000      942
          GO, 6.875%, 12/1/03 ....................             325      366
     Airport, 7.50%, 10/1/00 (MBIA Insured) ......           2,100    2,311

Pinellas County Water Auth .......................
           5.50%, 10/1/04 (AMBAC Insured) ........           2,500    2,596

Reedy Creek Improvement Dist., GO
           6.375%, 6/1/05 (MBIA Insured) .........             500      532

Sarasota County, Utility Systems
           5.70%, 10/1/01 (FGIC Insured) .........             500      522

Total Florida (Cost  $61,601) 62,651


ARIZONA   3.1%

Phoenix, Airport, 5.65%, 7/1/01 (MBIA Insured) ...           2,000    2,085

Total Arizona (Cost   $ 2,088)                                        2,085


SOUTH CAROLINA  3.1%

South Carolina Public Service Auth ...............
           6.50%, 1/1/06 (FGIC Insured) ..........           1,900    2,081

Total South Carolina (Cost    $ 2,070)                                2,081

Total Investments in Securities
99.0% of Net Assets (Cost    $65,759)                               $66,817

Other Assets Less Liabilities ....................                      698

NET ASSETS .......................................                  $67,515

Net Assets Consist of:

Accumulated net realized gain/loss - net of distributions          $   (482)

Net unrealized gain (loss)                                            1,058

Paid-in-capital applicable to 6,526,368 shares of no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized                                66,939

NET ASSETS                                                        $  67,515

NET ASSET VALUE PER SHARE                                         $   10.35

     *    Interest subject to alternative minimum tax
     +    Used in determining portfolio maturity
     AMBAC     AMBAC Indemnity Corp.
     COP  Certificates of Participation
     FGIC Financial Guaranty Insurance Company
     FSA  Financial Security Assurance Corp.
     GO   General Obligation
     HFA  Health Facility Authority
     IDA  Industrial Development Authority
     MBIA Municipal Bond Investors Assurance Corp.
     PCR  Pollution Control Revenue
     VRDN Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

================================================================================

--------------------------------------------------------------------------------
Statement of Operations
================================================================================

In thousands
Unaudited

                                                                      6 Months
                                                                         Ended
                                                                       8/31/96
                                                                       -------
Investment Income
Interest income ............................................           $ 1,635
Expenses
Investment management ......................................                99
Custody and accounting .....................................                48
Shareholder servicing ......................................                32
Prospectus and shareholder reports .........................                 6
Legal and audit ............................................                 5
Registration ...............................................                 4

Trustees ...................................................                 3
Miscellaneous ..............................................                 2
Total expenses .............................................               199

Net investment income ......................................             1,436
Realized and Unrealized Gain/Loss
Net realized gain (loss) on

Securities .................................................              (428)
Futures ....................................................                20

Net realized gain (loss) ...................................              (408)

Change in net unrealized gain or loss on securities ........            (1,129)
Net realized and unrealized gain (loss) ....................            (1,537)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .....................................           $  (101)


The accompanying notes are an integral part of these financial statements.
================================================================================

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
================================================================================

In thousands
Unaudited

                                                            6 Months  Year
                                                            Ended     Ended
                                                            8/31/96   2/29/96
                                                            -------   -------

Increase (Decrease) in Net Assets

Operations

Net investment income ................................   $  1,436    $  2,561
Net realized gain (loss) .............................       (408)      1,139
Change in net unrealized gain or loss ................     (1,129)      1,352
Increase (decrease) in net assets from operations ....       (101)      5,052
Distributions to shareholders

Net investment income ................................     (1,436)     (2,561)
Net realized gain ....................................       (123)       --

Decrease in net assets from distributions ............     (1,559)     (2,561)

Capital share transactions *

Shares sold ..........................................     10,524      38,353
Distributions reinvested .............................      1,055       1,730
Shares redeemed ......................................     (9,664)    (27,236)
Increase (decrease) in net assets from capital
share transactions ...................................      1,915      12,847

Net Assets

Increase (decrease) during period ....................        255      15,338
Beginning of period ..................................     67,260      51,922
End of period ........................................   $ 67,515    $ 67,260

*Share information

Shares sold ..........................................      1,018       3,662
Distributions reinvested .............................        101         166
Shares redeemed ......................................       (932)     (2,610)

Increase (decrease) in shares outstanding ............        187       1,218
================================================================================

Notes to Financial Statements

Unaudited
August 31, 1996

--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Florida Insured Intermediate Tax-Free Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993.

Valuation

     Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Premiums and Discounts

     Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other

     Income and expenses are recorded on the accrual basis. Investment trans-actions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

--------------------------------------------------------------------------------
NOTE 2 -  INVESTMENT  TRANSACTIONS
================================================================================

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $31,701,000 and $29,327,000, respectively, for the six months ended August 31, 1996.

--------------------------------------------------------------------------------
NOTE 3 - FEDERAL  INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. At August 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $65,759,000, and net unrealized gain aggregated $1,058,000, of which $1,143,000 related to appreciated invest-ments and $85,000 to depreciated investments.

--------------------------------------------------------------------------------
NOTE 4 - RELATED  PARTY  TRANSACTIONS
================================================================================

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $18,000 was payable at August 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At August 31, 1996, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 0.60%. Thereafter, through February 28, 1999, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.60%. Pursuant to this agreement, $27,000 of management fees were not accrued by the fund for the six months ended August 31, 1996, and $70,000 remains unaccrued from the prior period. Additionally, $277,000 of unaccrued fees and expenses related to a previous expense limitation are subject to reimbursement through February 28, 1997.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $58,000 for the six months ended August 31, 1996, of which $10,000 was payable at period-end.

For yield,  price,  last  transaction,
and current balance,  24 hours,
7 days a week,  call:
1-800-638-2587 toll free

For  assistance
with your existing
fund account,  call:
Shareholder  Service  Center
1-800-225-5132  toll free
625-6500 Baltimore area

Investor Centers:
101 East Lombard St.
Baltimore,  MD 21202

T. Rowe Price Financial Center
10090  Red Run  Blvd.
Owings  Mills,  MD  21117

Farragut Square
900 17th Street, N.W.
Washington,  D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price
100 East Pratt Street
Baltimore, Maryland  21202
http://www.troweprice.com

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Florida Insured Intermediate Tax-Free Fund.

T. Rowe Price Investment Services, Inc., Distributor            RPRTFLI  8/31/96